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                                                                   Exhibit 10.34

                 WAIVER AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

          This WAIVER AND AMENDMENT NO. 1 TO CREDIT AGREEMENT ("Waiver and Amendment") is dated as of October 25, 2005, and is entered into in favor of CLAYTON SERVICES, INC. (f/k/a CLAYTON GRP, INC.) ("Borrower"), by the financial institutions (together with their respective successors and assigns, "Lenders") from time to time party to the Credit Agreement (as hereinafter defined), MADISON CAPITAL FUNDING LLC, as Administrative Agent, Sole Lead Arranger, Joint Bookrunner and a Lender ("Agent"), JPMORGAN CHASE BANK, N.A., as Joint Bookrunner, Syndications Agent and a Lender ("Syndication Agent") and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Documentation Agent and a Lender ("Documentation Agent").

                              W I T N E S S E T H:

          WHEREAS, Borrower, Agent, Syndication Agent, Documentation Agent and Lenders are parties to that certain Credit Agreement, dated as of August 2, 2004 (as amended, modified and supplemented from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein have the definitions provided therefore in the Credit Agreement);

          WHEREAS, Borrower has informed Agent and Lenders that it is in breach of Section 2.10.2(a)(iii) of the Credit Agreement as the Borrower has failed to make its scheduled mandatory prepayment with respect to Excess Cash Flow for the Fiscal Year ending December 31, 2004, which constitutes an Event of Default under Section 8.1.1 of the Credit Agreement (the "Existing Event of Default"); and

          WHEREAS, Borrower has requested that Agent and Lenders waive the Existing Event of Default and agree to amend the Capital Expenditures covenant as set forth herein;

          NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Waiver and Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.  WAIVER. Subject to the satisfaction of the conditions set forth in
SECTION 3 below, Agent and Lenders hereby waive the Existing Event of Default for the Fiscal Year ending December 31, 2004. This is a limited waiver and shall not be deemed to constitute a waiver of any Event of Default (other than the Existing Event of Default) or any future breach of the Credit Agreement or any of the other Loan Documents or any other requirements of any provision of the Credit Agreement or any other Loan Documents.

          2.  AMENDMENT. Subject to the conditions set forth in Section 3 below,
Section 7.14.4 is hereby amended and restated in its entirety, as follows:

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          "7.14.4. CAPITAL EXPENDITURES.

          Not permit the aggregate amount of all Capital Expenditures made by Borrower and the Subsidiaries in any Fiscal Year to exceed the applicable amount set forth below for such Fiscal Year:

                                                                          Capital
               Fiscal Year Ending                                      Expenditures
               ------------------                                      ------------
          December 31, 2005                                            $ 12,226,991
          December 31, 2006                                            $ 13,000,000
          December 31, 2007                                            $ 15,000,000
          December 31, 2008                                            $ 17,000,000
          December 31, 2009                                            $ 19,000,000

     If Borrower does not utilize the entire amount of Capital Expenditures permitted in any Fiscal Year, so long as no Default or Event of Default exists or would be caused thereby, Borrower may carry forward to the immediately succeeding Fiscal Year only, 50% of such unutilized amount (with Capital Expenditures made by Borrower in such succeeding Fiscal Year applied last to such unutilized amount)."

          3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Waiver and Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent), each to be in form and substance satisfactory to
Agent:

          (a) Agent shall have received a fully executed copy of this Waiver and Amendment;

          (b) All proceedings taken in connection with the transactions contemplated by this Waiver and Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and

          (c) No Default or Event of Default shall have occurred and be continuing (other than the Defaults or Events of Default specifically waived in Section 1).

          4. GOVERNING LAW. This Waiver and Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Waiver and Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Waiver and Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Waiver and Amendment.

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                            [Signature Page Follows]

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          IN WITNESS WHEREOF, the parties hereto have caused this Waiver and
Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.


                              MADISON CAPITAL FUNDING LLC, as
                              Administrative Agent, Sole Lead Arranger, Joint Bookrunner and a Lender


                              By: /s/ Craig H. Lacy
                                 ----------------------------------------------
                              Title: Managing Director
                                    -------------------------------------------

                              JPMORGAN CHASE BANK, N.A., as Joint
                              Bookrunner, Syndications Agent and a Lender


                              By: /s/ David Acosta
                                 ----------------------------------------------
                              Title: Vice President
                                    -------------------------------------------


                              MERRILL LYNCH CAPITAL, a division of Merrill
                              Lynch Business Financial Services Inc., as
                              Documentation Agent and a Lender


                              By: /s/ Heidi Rinehart
                                 ----------------------------------------------
                              Title: Vice President
                                    -------------------------------------------


                              CLAYTON SERVICES, INC. (f/k/a CLAYTON
                              GRP, INC.), as Borrower


                              By: /s/ Frederick C. Herbst
                                 ----------------------------------------------
                              Title: Frederick C. Herbst
                                     Chief Financial Officer
                                    -------------------------------------------

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